MICROBIAL SOLUTIONS, INC.
                    A NEVADA CORPORATION

March 31, 1998

MR. ROGER HOCKING

-  AND TO -

MANLOE LABS, INC.
6320 S. Sandhill Road, Suite #10
Las Vegas Nevada  89120

Dear Sirs:

Re:   Agreement for the Acquisition by Microbial Solutions, Inc.
(the "Company") of Manloe Labs, Inc. ("Manloe") from Roger
Hocking ("Hocking")


We write to confirm the Company's agreement to amend the consideration payable to Hocking pursuant to Section 4 of our letter agreement dated March 2, 1998 by increasing the number of shares of the Company to be issued on closing to Hocking to 275,000 common shares. The letter agreement dated March 2, 1998 will continue in full force and effect unamended except as to the amendment to the share consideration.

Yours truly,

MICROBIAL SOLUTIONS, INC.


Per:	/s/ Terry Howlett
Authorized Signatory


Accepted and agreed to this 31st day of March, 1998.

MANLOE LABS, INC.
by its authorized signatory:


Per:	/s/ Roger Hocking
Roger Hocking, President


/s/ Roger Hocking
ROGER HOCKING
in his personal capacity